UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 1.01 Entry into a Material Definitive Agreement

On November 10, 2026 (the “Effective Date”), AAON, Inc., an Oklahoma corporation, AAON Coil Products, Inc., a Texas corporation, and BASX, Inc., an Oregon corporation, all wholly-owned subsidiaries of AAON, Inc., a Nevada corporation doing business as The Aaon Group (collectively, the “Company”), entered into the Second Amended and Restated Loan Agreement (the “2026 Loan Agreement”) with the following lenders: BOKF, NA dba Bank of Oklahoma, Wells Fargo Bank, Bank of America, U.S. Bank, PNC Bank, Associated Bank, and Regions Bank (collectively, the “Lenders”) with BOKF, NA dba Bank of Oklahoma as the administrative agent for the Lenders.

The 2026 Loan Agreement adds a $250.0 million term loan facility and extends the $600.0 million revolving credit facility, both maturing on November 10, 2031, and replaces the prior Amended and Restated Loan Agreement dated November 24, 2021 (as previously amended). Additionally, the aggregate cap on the accordion increased from $100.0 million to $350.0 million.

The 2026 Loan Agreement contains certain financial covenants including a consolidated leverage ratio and fixed charge coverage ratio, which will be calculated at the end of each quarter beginning December 31, 2026. The 2026 Loan Agreement requires the Company to maintain a consolidated leverage ratio less than 3.50 to 1.00 during an Acquisition Holiday and less than 3.00 to 1.00 otherwise. The Company is also required to maintain a fixed charge coverage ratio of no less than 1.20 to 1.00.

The foregoing description of the 2026 Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the 2026 Loan Agreement, which is incorporated herein by reference. A copy of the 2026 Loan Agreement is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release Announcing Credit Agreement.
99.2	Second Amended and Restated Loan Agreement dated November 10, 2026.
99.3	Guaranty Agreement dated November 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	November 13, 2026	By:	/s/ Luke A. Bomer
Luke A. Bomer, General Counsel and Secretary